Exhibit 32

CERTIFICATION

In connection with the Quarterly Report of EQT Corporation (“EQT”) on Form 10-Q for the period ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of EQT.

/s/ Toby Z. Rice	July 25, 2019
Toby Z. Rice
President and Chief Executive Officer

/s/ Jimmi Sue Smith	July 25, 2019
Jimmi Sue Smith
Senior Vice President and Chief Financial Officer